SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 7, 2005

                             Investors Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                   0-51557               22-3493930
-----------------------------     -------------------      ------------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                           Identification No.)



101 JFK Parkway, Short Hills, New Jersey                     07078
----------------------------------------              ------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (973) 924-5100


                                 Not Applicable
                   -----------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On October 7, 2005, the Board of Directors of Investors Bancorp, Inc. (the "Company") issued a press release reporting its operating results and financial condition at and for the fiscal year and quarter ended June 30, 2005. A copy of the press release dated October 7, 2005, giving details of the results of operations is attached as Exhibit 99 to this report.

Item 8.01    Other Events.

     On October 7, 2005, the Board of Directors of the Company issued a press release that the Company expects to close its minority stock offering at the close of business on October 11, 2005. Shares of the Company's common stock expect to begin trading on the Nasdaq National Market under the symbol "ISBC" beginning on Wednesday, October 12, 2005. A copy of the press release dated October 7, 2005, giving details of the closing of the stock offering is attached as Exhibit 99 to this report.

Item 9.01         Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

            Exhibit No.        Description
            ----------         -----------
                  99           Press release dated October 7, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      INVESTORS BANCORP, INC.


DATE:  October 7, 2005                By: /s/ Robert M. Cashill
                                          ----------------------------------
                                          Robert M. Cashill
                                          President and Chief Executive Officer